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                                                                    Exhibit 10.2



                           EMPLOYEE MATTERS AGREEMENT

                                     BETWEEN

                                    CRANE CO.

                                       AND

                         HUTTIG BUILDING PRODUCTS, INC.





                          DATED AS OF DECEMBER 16, 1999

                                TABLE OF CONTENTS



ARTICLE I DEFINITIONS.............................................................................................1

   1.1  Adverse Change............................................................................................1
   1.2  Affected Pension Plan Participants........................................................................1
   1.3  Agreement.................................................................................................1
   1.4  ASO Contract..............................................................................................1
   1.5  Award.....................................................................................................1
   1.6  Benefit Liabilities.......................................................................................2
   1.7  Close of the Distribution Date............................................................................2
   1.8  COBRA.....................................................................................................2
   1.9  Code......................................................................................................2
   1.10 Crane Entity..............................................................................................2
   1.11 Crane Hourly Pension Plan.................................................................................2
   1.12 Crane Restricted Stock Plan...............................................................................2
   1.13 Crane Salaried Pension Plan...............................................................................2
   1.14 Crane Savings Plan........................................................................................2
   1.15 Crane Stock Option Plan...................................................................................2
   1.16 Crane Stock Value.........................................................................................2
   1.17 Distribution Agreement....................................................................................2
   1.18 ERISA.....................................................................................................3
   1.19 EVA Plan..................................................................................................3
   1.20 Group Insurance Policies..................................................................................3
   1.21 Group Life Program........................................................................................3
   1.22 Health and Welfare Plans..................................................................................3
   1.23 Huttig Employee Stock Purchase Plan.......................................................................3
   1.24 Huttig Entity.............................................................................................3
   1.25 Huttig Individual.........................................................................................3
   1.26 Huttig Savings & Profit Sharing Plan......................................................................3
   1.28 Huttig Stock Incentive Plan...............................................................................3
   1.29 Huttig Stock Value........................................................................................4
   1.30 Immediately After the Distribution Date...................................................................4
   1.31 IRS.......................................................................................................4
   1.32 Option....................................................................................................4
   1.32 Option Ratio..............................................................................................4
   1.33 Plan......................................................................................................4
   1.34 Ratio.....................................................................................................4

ARTICLE II GENERAL PRINCIPLES.....................................................................................4

   2.1  Assumption of Liabilities.................................................................................4
   2.2  Establishment of Huttig Plans and Related Trusts..........................................................5


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
   2.3  Terms of Participation by Huttig Individuals in Huttig Plans..............................................5

ARTICLE III DEFINED BENEFIT PLANS.................................................................................5

   3.1  Freezing of Pension Plan Benefits.........................................................................5
   3.2  Vesting and Crediting Service Under Crane's Pension Plans.................................................6

ARTICLE IV DEFINED CONTRIBUTION PLANS.............................................................................6

   4.1  Savings and Profit Sharing Plan...........................................................................6
   4.2  Other Defined Contribution Plans..........................................................................7

ARTICLE V HEALTH AND WELFARE PLANS................................................................................7

   5.1  General Provisions........................................................................................7
   5.2  Vendor Contracts..........................................................................................8
   5.3  Procedures for Amendments to Plans, Plan Designs, Administrative Practices, and Vendor Contracts..........9
   5.4  COBRA....................................................................................................10
   5.5  Post-Distribution-Transitional Arrangements..............................................................11

ARTICLE VI STOCK AND INCENTIVE COMPENSATION BENEFITS AND EXECUTIVE BENEFITS......................................11

   6.1  Crane Stock-Based Plans..................................................................................11
   6.2  Crane EVA Plan...........................................................................................12
   6.3  Employee Stock Purchase Plan.............................................................................12

ARTICLE VII GENERAL AND ADMINISTRATIVE...........................................................................12

   7.1  Non-Termination of Employment, No Third-Party Beneficiaries..............................................13
   7.2  Beneficiary Designations.................................................................................13
   7.3  Collective Bargaining....................................................................................13
   7.4  Consent of Third Parties.................................................................................13
   7.5  Sharing of Participant Information.......................................................................13

ARTICLE VIII MISCELLANEOUS.......................................................................................14

   8.1  Effect if Distribution Does Not Occur....................................................................14
   8.2  Relationship of Parties..................................................................................14
   8.3  Affiliates...............................................................................................14
   8.4  Governing Law............................................................................................14
   8.5  Entire Agreement, Construction...........................................................................14
   8.6  Expenses.................................................................................................15
   8.7  Notices..................................................................................................15
   8.8  Consent to Jurisdiction..................................................................................16
   8.9  Amendments...............................................................................................16


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
   8.10 Assignment...............................................................................................16
   8.11 Captions.................................................................................................16
   8.12 Severability.............................................................................................16
   8.13 Parties in Interest......................................................................................17
   8.14 Schedules................................................................................................17
   8.15 Waivers; Remedies........................................................................................17
   8.16 Further Assurances.......................................................................................17
   8.17 Counterparts.............................................................................................17




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


                           EMPLOYEE MATTERS AGREEMENT

                                December 16, 1999


         The parties to this Employee Matters Agreement, dated as of the date written above, are Crane Co., a Delaware corporation ("Crane"), and Huttig Building Products, Inc., a Delaware corporation ("Huttig"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article I hereof or as assigned to them in the Distribution Agreement (as defined below).

         WHEREAS, the Board of Directors of Crane has determined that it is in the best interests of Crane and its stockholders to separate Crane and its subsidiary, Huttig, such that Huttig will be an independent business entity;

         WHEREAS, in furtherance of the foregoing, Crane and Huttig have entered into a Distribution Agreement, dated as of December 6, 1999 (the "Distribution Agreement"), and certain other agreements that will govern certain matters relating to the Distribution and the relationship of Crane and Huttig, and their respective Subsidiaries following the Distribution; and

         WHEREAS, pursuant to the Distribution Agreement, Crane and Huttig have agreed to enter into this agreement allocating between them the assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs.

         NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS


         For purposes of this Agreement the following terms shall have the following meanings:

         1.1 Adverse Change is defined in Section 5.3(a).

         1.2 Affected Pension Plan Participants is defined in Section 3.1.

         1.3 Agreement means this Employee Matters Agreement, including all the Schedules hereto.

         1.4 ASO Contract is defined in Section 5.2(a)(i).

         1.5 Award means an award under the Crane Stock Option Plan, the Crane Restricted Stock Plan, the EVA Plan or the Huttig Stock Incentive Plan. When immediately preceded by



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"Crane," the term Award means an award under the applicable Plan described in this Section 1.5 as established or maintained by Crane. When immediately preceded by "Huttig," the term Award means an award under the applicable Plan established or maintained by Huttig.

         1.6 Benefit Liabilities means any Liabilities (as defined in the Distribution Agreement) relating to any contributions, compensation or other benefits accrued or payable under any profit sharing, pension, savings, deferred compensation, fringe benefit, insurance, medical, medical reimbursement, life, disability, accident, post-retirement health or welfare benefit, stock option, stock purchase, sick pay, vacation, employment, severance, termination or other compensation or benefit plan, agreement, contract, policy, trust fund or arrangement.

         1.7 Close of the Distribution Date means 11:59:59 P.M., Eastern Standard Time or Eastern Daylight Time (whichever shall then be in effect), on the Distribution Date.

         1.8 COBRA means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

         1.9 Code means the Internal Revenue Code of 1986, as amended, or any successor federal income tax law. Reference to a specific Code provision also includes any proposed, temporary, or final regulation in force under that provision.

         1.10 Crane Entity means any entity that is, at the relevant time, an Affiliate of Crane, except that, for periods beginning Immediately After the Distribution Date, the term "Crane Entity" shall not include Huttig or a Huttig Entity.

         1.11 Crane Hourly Pension Plan means the Crane Co. Master Pension Plan for Hourly and Certain Non-Bargaining Employees (Plan C), effective December 31, 1987, as amended further effective January 1, 1994.

         1.12 Crane Restricted Stock Plan means the Crane Co. Restricted Stock Award Plan.

         1.13 Crane Salaried Pension Plan means the Crane Co. Pension Plan for Non-Bargaining Employees, effective December 31, 1987, as amended further effective January 1, 1994.

         1.14 Crane Savings Plan means the Crane Co. Savings and Investment Plan, effective January 1, 1989, as amended further effective June 1, 1997.

         1.15 Crane Stock Option Plan means the Crane Co. Stock Option Plan.

         1.16 Crane Stock Value means the average of the high and low per-share prices of the Crane Common Stock, regular way, as reported on the New York Stock Exchange - Composite Transactions Tape on the trading day immediately prior to the Distribution Date.

         1.17 Distribution Agreement is defined in the third paragraph of the preamble of this Agreement.



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         1.18 ERISA means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA also includes any proposed, temporary, or final regulation in force under that provision.

         1.19 EVA Plan, when immediately preceded by "Crane," means the Crane Co. Economic Value Added Incentive Compensation Plan for Executive Officers. When immediately preceded by "Huttig," EVA Plan means the Economic Value Added Incentive Compensation Plan to be established by Huttig pursuant to Section 2.2.

         1.20 Group Insurance Policies is defined in Section 5.2(b)(i).

         1.21 Group Life Program, when immediately preceded by "Crane," means the Crane Co. group life programs, policies and arrangements. When immediately preceded by "Huttig," Group Life Program means the life insurance programs, policies and arrangements to be established by Huttig pursuant to Section 2.2 that correspond to the respective Crane Group Life Programs.

         1.22 Health and Welfare Plans, when immediately preceded by "Crane," means the health and welfare plans listed on Schedule 1.22 established and maintained by Crane for the benefit of employees and retirees of Crane and certain Crane Entities, and such other welfare plans or programs as may apply to such employees and retirees as of the Distribution Date. When immediately preceded by "Huttig," Health and Welfare Plans means the health and welfare plans to be established by Huttig pursuant to Section 2.2 that correspond to the respective Crane Health and Welfare Plans.

         1.23 Huttig Employee Stock Purchase Plan means the employee stock purchase plan to be established by Huttig pursuant to Section 2.2.

         1.24 Huttig Entity means any Person that is, at the relevant time, a Subsidiary of Huttig or is otherwise controlled, directly or indirectly, by Huttig.

         1.25 Huttig Individual means any individual (i) who, Immediately After the Distribution Date, is either actively employed by or on leave of absence from Huttig or a Huttig Entity, or (ii) whose last employment within the Pre-Distribution Group (as defined in the Distribution Agreement) was with Huttig or a Huttig Entity.

         1.26 Huttig Savings & Profit Sharing Plan means the defined contribution plan established by Huttig pursuant to Section 2.2 and Article IV.

         1.27 Huttig Stock Incentive Plan means the plan or program established by Huttig pursuant to Section 2.2 consisting of a stock option plan that corresponds to the Crane Stock Option Plan and a restricted stock award plan that corresponds to the Crane Restricted Stock Plan.



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         1.28 Huttig Stock Value means the average of the high and low per-share prices of the Huttig Common Stock as reported on the New York Stock Exchange on the first trading day after the Distribution Date.

         1.29 Immediately After the Distribution Date means 12:00 A.M., Eastern Standard Time or Eastern Daylight Time (whichever shall then be in effect), on the day after the Distribution Date.

         1.30 IRS means the Internal Revenue Service.

         1.31 Option, when immediately preceded by "Crane," means an option to purchase Crane Common Stock pursuant to the Crane Stock Option Plan. When immediately preceded by "Huttig," Option means an option to purchase Huttig Common Stock pursuant to the Huttig Stock Incentive Plan.

         1.32 Option Ratio means the amount obtained by dividing the Crane Stock Value by the average of the high and low sales prices of the Crane Common Stock on the first trading day after the Distribution Date.

         1.33 Plan, when immediately preceded by "Crane" or "Huttig," means any plan, policy, program, payroll practice, on-going arrangement, contract, trust, insurance policy or other agreement or funding vehicle providing benefits to employees or former employees of Crane or a Crane Entity, or Huttig or a Huttig Entity, as applicable.

         1.34 Ratio means the amount obtained by dividing the Crane Stock Value by the Huttig Stock Value.

                                   ARTICLE II
                               GENERAL PRINCIPLES

         2.1 Assumption of Liabilities. Except as otherwise expressly provided in Article III, Huttig hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the following (regardless of when or where such Benefit Liabilities arose or arise or were or are incurred): (i) all Benefit Liabilities to or relating to Huttig Individuals, and their respective dependents and beneficiaries, in each case relating to, arising out of or resulting from employment by Crane, a Crane Entity, Huttig or a Huttig Entity before the Distribution Date (including Benefit Liabilities under Crane Plans and Huttig Plans); (ii) all other Benefit Liabilities to or relating to Huttig Individuals, and their respective dependents and beneficiaries, to the extent relating to, arising out of or resulting from future, present or former employment with Huttig or a Huttig Entity (including Benefit Liabilities under Crane Plans and Huttig Plans); (iii) all Benefit Liabilities relating to, arising out of or resulting from any other actual or alleged employment relationship with Huttig or a Huttig Entity; (iv) all Benefit Liabilities relating to, arising out of or resulting from the imposition of withdrawal liability under Subtitle E of Title IV of ERISA as a result of a complete or partial withdrawal of any Crane Entity from a "multiemployer plan" within the meaning of ERISA Section 4021 which occurs solely as a result of the Distribution; and (v) all other Benefit Liabilities relating to, arising out of or resulting from



                                      -4-
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obligations, liabilities and responsibilities expressly assumed or retained by
Huttig, a Huttig Entity, or a Huttig Plan pursuant to this Agreement.

         2.2 Establishment of Huttig Plans and Related Trusts. Effective prior to or Immediately After the Distribution Date, Huttig shall adopt, or cause to be adopted, the Huttig Savings and Profit Sharing Plan and its related trust, the Huttig Employee Stock Purchase Plan, the Huttig Stock Incentive Plan, the Huttig EVA Plan and the Huttig Health and Welfare Plans for the benefit of the Huttig Individuals and other current and future employees of Huttig and the Huttig Entities. Subject to the provisions of Section 4.1 regarding the Huttig Savings and Profit Sharing Plan, Section 6.2 regarding the Huttig EVA Plan,
Section 6.3 regarding the Huttig Employee Stock Purchase Plan and Section 5.1(b) regarding the Huttig Health and Welfare Plans, the foregoing Huttig Plans as in effect Immediately After the Distribution Date shall be substantially identical in all material respects to the corresponding Crane Plans as in effect as of the Distribution Date.

         2.3 Terms of Participation by Huttig Individuals in Huttig Plans. The Huttig Plans shall be, with respect to Huttig Individuals, in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding Crane Plans. Crane and Huttig shall agree on methods and procedures, including amending the respective Plan documents and/or requesting approvals or consents of Huttig Individuals where the parties deem appropriate, to prevent Huttig Individuals from receiving duplicative benefits from the Crane Plans and the Huttig Plans. With respect to Huttig Individuals, each Huttig Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of the Close of the Distribution Date, were recognized under the corresponding Crane Plan shall, as of Immediately After the Distribution Date, receive full recognition, credit, and validity and be taken into account under such Huttig Plan to the same extent as if such items occurred under such Huttig Plan, except to the extent that duplication of benefits would result.


                                  ARTICLE III
                             DEFINED BENEFIT PLANS


         3.1 Freezing of Pension Plan Benefits. Effective Immediately After the Distribution Date, the accrued benefits with respect to Huttig Individuals who, as of the Distribution Date, were participants under the Crane Salaried Pension Plan or the Crane Hourly Pension Plan (collectively, the "Affected Pension Plan Participants") shall be frozen and the Affected Pension Plan Participants shall not accrue any additional benefits from and after the Distribution Date under the Crane Salaried Pension Plan or the Crane Hourly Pension Plan, as the case may be. The assets and Benefit Liabilities with respect to the Affected Pension Plan Participants, determined as of the Distribution Date, shall be retained by the applicable Crane Plan and its related trust and paid therefrom when due under the terms of the applicable Crane Plan.

         3.2 Vesting and Crediting Service Under Crane's Pension Plans. Effective Immediately After the Distribution Date, notwithstanding anything contained in the Crane



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Salaried Pension Plan or the Crane Hourly Pension Plan to the contrary, the
Affected Pension Plan Participants shall be fully vested in their respective accrued benefits under the Crane Salaried Pension Plan or the Crane Hourly Pension Plan, as the case may be. Affected Pension Plan Participants shall continue to receive service credit for retirement benefit eligibility purposes under the applicable Crane Plan for service with Huttig after the Distribution Date.


                                   ARTICLE IV
                           DEFINED CONTRIBUTION PLANS


         4.1 Savings and Profit Sharing Plan.

         (a) Establishment of Savings and Profit Sharing Plan and Trust. The Huttig Savings and Profit Sharing Plan, established by Huttig pursuant to
Section 2.2, (i) shall be a qualified defined contribution plan within the meaning of Code Section 401(a), (ii) except as provided under Section 4.1(c), shall contain provisions, terms and conditions that are in the aggregate substantially similar to the provisions, terms and conditions of the Crane Savings Plan, and (iii) shall provide coverage from and after the Distribution Date with respect to Huttig Individuals. The trust related to the Huttig Savings and Profit Sharing Plan, established by Huttig pursuant to Section 2.2, shall be exempt from taxation under Code Section 501(a).

         (b) Assumption of Liabilities and Transfer of Assets.

                  (i) Effective Immediately After the Distribution Date: (A) the Huttig Savings and Profit Sharing Plan shall assume and be solely responsible for all Benefit Liabilities to or relating to Huttig Individuals under the Crane Savings Plan, and (B) Crane shall cause an amount equal to the aggregate account balances of the Huttig Individuals participating under the Crane Savings Plan, whether such amounts are vested or unvested under the terms of the Crane Savings Plan, which are held by the related trust as of the Close of the Distribution Date to be transferred to the Huttig Savings and Profit Sharing Plan, and its related trust, or such other qualified plan and trust designated by Huttig, and Huttig shall cause such transferred accounts to be accepted by such plan and trust. In Crane's sole and absolute discretion, the amount so transferred may be in cash or in kind or a combination thereof; provided, however, that the following shall be transferred in kind: (A) shares of Crane Common Stock and shares of Huttig Common Stock allocated to participants' accounts as a result of the Distribution; and (B) all promissory notes reflecting participant loans to Huttig Individuals under the Crane Savings Plan outstanding as of the Distribution Date.

                  (ii) If any benefit with respect to a Huttig Individual under the Crane Savings Plan is subject to a qualified domestic relations order at the time of transfer, all documentation concerning such qualified domestic relations order shall be assigned to the Huttig Savings and Profit Sharing Plan.

         (c) Retirement Benefit Feature of Savings and Profit Sharing Plan. The Huttig Savings and Profit Sharing Plan shall contain provisions regarding employer profit sharing



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contributions that, in the sole discretion of Huttig, are appropriate retirement benefit provisions with respect to Huttig Individuals.

         (d) Vesting. Effective Immediately After the Distribution Date, participants in the Huttig Savings and Profit Sharing Plan shall be fully vested in any amounts transferred with respect to such participants from the Crane Savings Plan and its related trust under Section 4.1(b).

         4.2 Other Defined Contribution Plans. Effective Immediately After the Distribution Date, Huttig shall retain sole responsibility for sponsorship and administration of the Huttig Sash & Door Company Compensation and Investment Plan (formerly known as the Palmer G. Lewis 401(k) Plan) (the "Lewis 401(k) Plan"), the Huttig Sash & Door Company Tax-Sheltered Investment Plan (formerly known as the American Pine Products 401(k) Profit Sharing Plan) (the "Prineville 401(k) Plan") and the Whittier-Ruhle Millwork Company's Employees' Savings and Investment Plan (the "Whittier-Ruhle Plan"), including all Benefit Liabilities arising under those plans prior to or after the Distribution Date, and Crane shall have no responsibility or liability with respect to the Lewis 401(k) Plan, the Prineville 401(k) Plan or the Whittier-Ruhle Plan.


                                    ARTICLE V
                            HEALTH AND WELFARE PLANS


         5.1 General Provisions.

         (a) Assumption of Health and Welfare Plan Liabilities. Immediately After the Distribution Date, all Benefit Liabilities to or relating to Huttig Individuals under the Crane Health and Welfare Plans shall cease to be Benefit Liabilities of the Crane Health and Welfare Plans and shall be assumed by the corresponding Huttig Health and Welfare Plans.

         (b) Postretirement Medical and Life Insurance Benefits.

                  (i) Effective Immediately After the Distribution Date, Huttig may, but shall not be required to, alter or amend the postretirement medical and life insurance benefits offered, or the manner in which such benefits are offered, to Huttig Individuals as follows (subject to all terms and conditions of the applicable Huttig Plan): (A) Huttig shall continue to contribute 50% of the applicable premium or cost of coverage for postretirement medical benefits for Huttig Individuals who are currently retired and participating in such coverage as of the Distribution Date, such contribution to continue in each case only until such Huttig Individual attains age 65; (B) Huttig shall make no contribution regarding the premium or other cost of coverage for postretirement life insurance benefits for Huttig Individuals who are currently retired and participating in such coverage as of the Distribution Date; (C) Huttig shall make no contribution regarding the premium or other cost of coverage for postretirement medical or life insurance benefits for Huttig Individuals who are active employees of Huttig or a Huttig Entity Immediately After the Distribution Date and who commenced employment with Huttig or a Huttig Entity prior to 1992; and (D) Huttig shall not offer postretirement medical or life



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


insurance benefits to Huttig Individuals who are active employees of Huttig or a Huttig Entity Immediately After the Distribution Date and who commenced employment with Huttig or a Huttig Entity after 1991.

                  (ii) Crane agrees and acknowledges that any alteration or amendment by Huttig of the postretirement medical and life insurance benefits offered under one or more of the Huttig Health and Welfare Plans as described in
Section 5.1(b)(i) shall not be considered or otherwise deemed to be an Adverse Change as defined under Section 5.3(a). Notwithstanding the foregoing, Huttig acknowledges that any decision or action with respect to postretirement medical or life insurance benefits offered under any Huttig Plan after the Distribution Date shall be in the sole discretion of Huttig and Huttig shall be solely responsible for such decision or action. Furthermore, Huttig acknowledges that Crane shall in no way be considered or deemed to have consented to or agreed to such decision or action of Huttig.

         5.2 Vendor Contracts.

         (a) Third-Party ASO Contracts.

                  (i) Crane shall use its reasonable efforts to amend each administrative services only contract with a third-party administrator that relates to any of the Crane Health and Welfare Plans (an "ASO Contract") in existence as of the date of this Agreement to permit Huttig to participate in the terms and conditions of such ASO Contract from Immediately After the Distribution Date until the expiration of the financial fee guarantees in effect under such ASO Contract as of the Close of the Distribution Date. Crane shall use its reasonable efforts to cause all ASO Contracts into which Crane enters after the date of this Agreement but before the Close of the Distribution Date to allow Huttig to participate in the terms and conditions thereof effective Immediately After the Distribution Date on the same basis as Crane.

                  (ii) Crane shall have the right to determine, and shall promptly notify Huttig of, the manner in which Huttig's participation in the terms and conditions of ASO Contracts as set forth above shall be effectuated. The permissible ways in which Huttig's participation may be effectuated include automatically making Huttig a party to the ASO Contracts or obligating the third party to enter into a separate ASO Contract with Huttig providing for the same terms and conditions as are contained in the ASO Contracts to which Crane is a party. Such terms and conditions shall include the financial and termination provisions, performance standards, methodology, auditing policies, quality measures, reporting requirements and target claims. Huttig hereby authorizes Crane to act on its behalf to extend to Huttig the terms and conditions of the ASO Contracts. Huttig shall fully cooperate with Crane in such efforts, and Huttig shall not perform any act, including discussing any alternative arrangements with any third party, that would prejudice Crane's efforts.

         (b) Group Insurance Policies.

                  (i) This Section 5.2(b) applies to group insurance policies not subject to allocation or transfer pursuant to the foregoing provisions of this Article V ("Group Insurance Policies").



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                  (ii) Crane shall use its reasonable efforts to amend each
Group Insurance Policy in existence as of the date of this Agreement for the provision or administration of benefits under the Crane Health and Welfare Plans to permit Huttig to participate in the terms and conditions of such policy from Immediately After the Distribution Date until the expiration of the financial fee and rate guarantees in effect under such Group Insurance Policy as of the Close of the Distribution Date. Crane shall use its reasonable efforts to cause all Group Insurance Policies into which Crane enters or which Crane renews after the date of this Agreement but before the Close of the Distribution Date to allow Huttig to participate in the terms and conditions thereof effective Immediately After the Distribution Date on the same basis as Crane.

                  (iii) Huttig's participation in the terms and conditions of each such Group Insurance Policy shall be effectuated by obligating the insurance company that issued such insurance policy to Crane to issue one or more separate policies to Huttig. Such terms and conditions shall include the financial and termination provisions, performance standards and target claims. Huttig hereby unconditionally and irrevocably authorizes Crane to act on its behalf to extend to Huttig the terms and conditions of such Group Insurance Policies. Huttig shall fully cooperate with Crane in such efforts, and Huttig shall not perform any act, including discussing any alternative arrangements with third parties, that would prejudice Crane's efforts.

         (c) Effect of Change in Rates. Crane and Huttig shall use their reasonable efforts to cause each of the insurance companies, point-of-service vendors and third-party administrators providing services and benefits under the Crane Health and Welfare Plans and the Huttig Health and Welfare Plans to maintain the premium and/or administrative rates based on the aggregate number of participants in both the Crane Health and Welfare Plans and the Huttig Health and Welfare Plans through the expiration of the financial fee or rate guarantees in effect as of the Close of the Distribution Date under the respective ASO Contracts and Group Insurance Policies. To the extent they are not successful in such efforts, Crane and Huttig shall each bear the revised premium or administrative rates attributable to the individuals covered by their respective Health and Welfare Plans.

         5.3 Procedures for Amendments to Plans, Plan Designs, Administrative Practices, and Vendor Contracts.

         (a) Changes in Vendor Contracts, Group Insurance Policies, Plan Design, and Administration Practices and Procedures. From Immediately After the Distribution Date through the expiration of the respective financial fee or rate guarantees in effect as of the Close of the Distribution Date under the applicable ASO Contract or Group Insurance Policy, any party must comply with
Section 5.3(b) if that party seeks to materially amend, modify, alter or take other action which would have a material effect on, any of the following items that, in the reasonable opinion of the other party, shall have a material adverse impact on one or more of the other party's Health and Welfare Plans (each such modification, an "Adverse Change"): (i) the termination date, administration, or operation of (A) an ASO contract between Crane or Huttig and a third-party administrator, or (B) a Group Insurance Policy issued to Crane or Huttig, in each case, the material terms and conditions of which contracts and policies are extended to

Huttig or to which Huttig becomes a party pursuant to Section 5.2; (ii) the design of either a Crane Health and Welfare Plan or a Huttig Health and Welfare Plan; or (iii) the financing, operation, administration or delivery of benefits under either a Crane Health and Welfare Plan or a Huttig Health and Welfare Plan.

         (b) Procedure for Implementing Changes. Unless the other party consents in writing, neither Crane nor Huttig shall make any Adverse Change unless the party intending to make the Adverse Change has: (i) given the other party written notice of the intention to make the Adverse Change, accompanied by a written description of the Adverse Change, at least 30 days in advance of the proposed effective date of the Adverse Change; (ii) agreed to bear all of the costs of implementing the Adverse Change which are incurred by all third-party administrators, insurance companies and other vendors and passed through to one or both of the parties; and (iii) certified to the other party, and provided to the other party the written concurrence of each third-party administrator, insurance company or other vendor associated with or performing services in connection with the Health and Welfare Plan affected by the Adverse Change, that (after taking into account the effect of clause (ii)) the proposed Adverse Change will have no material adverse impact (financial, administrative or otherwise) on the corresponding Health and Welfare Plan sponsored by the other party.

         5.4 COBRA. Effective Immediately After the Distribution Date, Huttig shall solely be responsible for administering compliance with the health care continuation coverage requirements of COBRA with respect to Huttig Individuals under the Huttig Health and Welfare Plans.

         5.5 Post-Distribution-Transitional Arrangements.

         (a) Continuance of Elections, Co-Payments and Maximum Benefits.

                  (i) Huttig shall cause the Huttig Health and Welfare Plans to recognize and maintain all coverage and contribution elections made by Huttig Individuals under the Crane Health and Welfare Plans and apply such elections under the Huttig Health and Welfare Plans for the remainder of the period or periods for which such elections are by their terms applicable. The transfer or other movement of employment from Crane to Huttig at any time before the Close of the Distribution Date shall neither constitute nor be treated as a "status change" under the Crane Health and Welfare Plans or the Huttig Health and Welfare Plans.

                  (ii) Huttig shall cause the Huttig Health and Welfare Plans to recognize and give credit for (A) all amounts applied to deductibles, out-of-pocket maximums, and other applicable benefit coverage limits with respect to which such expenses have been incurred by Huttig Individuals under the Crane Health and Welfare Plans for the remainder of the year in which the Distribution occurs, and (B) all benefits paid to Huttig Individuals under the Crane Health and Welfare Plans for purposes of determining when such persons have reached their lifetime maximum benefits under the Huttig Health and Welfare Plans.

                  (iii) Huttig shall use reasonable efforts to (A) provide coverage to Huttig Individuals under the Huttig Group Life Program without the need to undergo a physical examination or otherwise provide evidence of insurability, and (B) recognize and maintain all irrevocable assignments and accelerated benefit option elections made by Huttig Individuals under the Crane Group Life Program.

         (b) Health and Welfare Plans Subrogation Recovery. After the Close of the Distribution Date, Crane shall pay to Huttig any amounts Crane recovers from time to time through subrogation or otherwise for claims incurred by or reimbursed to any Huttig Individual. If Huttig recovers any amounts through subrogation or otherwise for claims incurred by or reimbursed to employees and former employees of Crane or a Crane Entity and their respective beneficiaries and dependents (other than Huttig Individuals), Huttig shall pay such amounts to Crane.


                                   ARTICLE VI
                    STOCK AND INCENTIVE COMPENSATION BENEFITS
                             AND EXECUTIVE BENEFITS


         6.1 Crane Stock-Based Plans.

         (a) Stock Options. Effective as soon as practicable after the Distribution Date, Crane shall cause each Crane Option that is outstanding as of the Close of the Distribution Date and is held by a Huttig Individual to be adjusted to reflect the effect of the Distribution (each such Option shall be called an "Adjusted Option"). Each Adjusted Option shall provide for the option to purchase a number of shares of Crane Common Stock equal to the number of shares of Crane Common Stock subject to the original Crane Option as of the Close of the Distribution Date, multiplied by the Option Ratio, and then rounded to the nearest whole share. The per-share exercise price of such Adjusted Option shall equal the per-share exercise price of the original Crane Option as of the Close of the Distribution Date divided by the Option Ratio. Each Adjusted Option shall otherwise have the same terms and conditions as were applicable to the original Crane Option as of the Close of the Distribution Date. Solely for purposes of this Section 6.1(a), any Huttig Individual holding a Crane Option (or an Adjusted Option) shall be considered to have incurred a termination of employment with Crane for a reason other than (i) retirement, death or disability or (ii) after a change in control for purposes of the Crane Stock Option Plan and any option agreement or other contract evidencing the grant or award of a Crane Option to such Individual. Such Crane Option (or Adjusted Option) shall be exercisable and subject to termination as provided in such agreement or contract.

         (b) Restricted Stock. Effective as soon as administratively practicable after the Distribution Date, Huttig shall cause the Restricted Stock Award held by Mr. Barry Kulpa under the Crane Restricted Stock Plan as of the Distribution Date, to the extent that vesting of shares granted under that Award is not dependent upon any performance or market value criteria (i.e. time-based restrictions), to be converted to a Restricted Stock Award under the Huttig Stock Incentive Plan by multiplying the number of shares of Crane Restricted Stock by the Ratio, and then rounding the product to the nearest whole share. Such Huttig Restricted Stock Award shall have the same terms and conditions as were applicable to the corresponding Crane Restricted Stock Award. Crane shall use reasonable efforts to cancel any certificate in Mr. Kulpa's name with respect to restricted shares of Crane Common Stock. To the extent that Mr. Kulpa's Restricted Stock Award is not subject to conversion under the prior provisions of this Section 6.1(b) (i.e. performance-based restrictions), such Restricted Stock Award shall be canceled.

         6.2 Crane EVA Plan. Effective Immediately After the Distribution Date, Huttig shall assume all Benefit Liabilities to or relating to Huttig Individuals under the Crane EVA Plan. The Huttig EVA Plan shall reflect appropriate adjustments, as determined by Huttig in its sole discretion, of the cost of capital and other factors that shall be applicable to the benefits under the Huttig EVA Plan after the Distribution Date.

         6.3 Employee Stock Purchase Plan. The Huttig Employee Stock Purchase Plan, established pursuant to Section 2.2, shall provide employees of Huttig or a Huttig Entity after the Distribution Date with an opportunity to purchase Huttig Common Stock at current market prices.


                                   ARTICLE VII
                           GENERAL AND ADMINISTRATIVE


         7.1 Non-Termination of Employment, No Third-Party Beneficiaries. Except as expressly provided herein, no provision of this Agreement or the Distribution Agreement shall be construed to create any right, or accelerate entitlement, to any compensation or benefit whatsoever on the part of any Huttig Individual or other future, present or former employee of Crane, a Crane Entity, Huttig, or a Huttig Entity under any Crane Plan or Huttig Plan or otherwise. Without limiting the generality of the foregoing: (i) except as expressly provided in Section 6.1(a), the Distribution shall not cause any employee to be deemed to have incurred a termination of employment which entitles such individual to the commencement of benefits under any of the Crane Plans, any of the Huttig Plans, or any individual agreements; and (ii) except as expressly provided in this Agreement, nothing in this Agreement shall preclude Huttig, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Huttig Plan, any benefit under any Plan or any trust, insurance policy or funding vehicle related to any Huttig Plan.

         7.2 Beneficiary Designations. All beneficiary designations made by Huttig Individuals for Crane Plans shall be transferred to and be in full force and effect under the corresponding Huttig Plans until such beneficiary designations are replaced or revoked by the Huttig Individual who made the beneficiary designation.

         7.3 Collective Bargaining. To the extent any provision of this Agreement is contrary to the provisions of any collective bargaining agreement to which Crane or any Affiliate of Crane is a party, the terms of such collective bargaining agreement shall prevail. Should any provisions of this Agreement be deemed to relate to a topic determined by an appropriate authority to be a mandatory subject of collective bargaining, Crane or Huttig may be obligated to bargain with the union representing affected employees concerning those subjects.

         7.4 Consent of Third Parties. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor or a union) and such consent is withheld, Crane and Huttig shall use their reasonable efforts to implement the applicable provisions of this Agreement to the full extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, Crane and Huttig shall negotiate in good faith to implement the provision in a mutually satisfactory manner. The phrase "reasonable efforts" as used herein shall not be construed to require the incurrence of any non-routine or unreasonable expense or liability or the waiver of any right.

         7.5 Sharing of Participant Information. Crane and Huttig shall share, Crane shall cause each applicable Crane Entity to share, and Huttig shall cause each applicable Huttig Entity to share, with each other and their respective agents and vendors (without obtaining releases) all participant information necessary for the efficient and accurate administration of each of the Crane Plans and the Huttig Plans. Crane and Huttig and their respective authorized agents shall, subject to applicable laws on confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party, to the extent necessary for such administration. Until December 31, 2000, or such other date as the parties may mutually agree, all participant information shall be provided in a manner and medium that is compatible with the data processing systems of Crane as in effect on the Close of the Distribution Date, unless otherwise agreed to by Crane and Huttig.


                                  ARTICLE VIII
                                  MISCELLANEOUS


         8.1 Effect if Distribution Does Not Occur. If the Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Close of the Distribution Date, Immediately After the Distribution Date, or otherwise in connection with the Distribution, shall not be taken or occur except to the extent specifically agreed by Huttig and Crane.

         8.2 Relationship of Parties. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

         8.3 Affiliates. Each of Crane and Huttig shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by a Crane Entity or a Huttig Entity, respectively.

         8.4 Governing Law. To the extent not preempted by applicable federal law, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Delaware, irrespective of the choice of laws principles of the state of Delaware, as to all matters, including matters of validity, construction, effect, performance and remedies.

         8.5 Entire Agreement, Construction. This Agreement and the Ancillary Agreements, including, without limitation, any annexes, schedules and exhibits hereto or thereto, and other agreements and documents referred to herein and therein, will together constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and will supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, with respect to such subject matter. In the event and to the extent that there is a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, the Transition Services Agreement or the Tax Allocation Agreement, the provisions of this Agreement shall control.

         8.6 Expenses. Except as expressly set forth in this Agreement, all costs and expenses incurred through the Close of the Distribution Date with respect to any employee matters described herein shall be charged to and paid by Crane. Except as otherwise set forth in this Agreement, all costs and expenses incurred following the Distribution Date with respect to any employee matters described herein shall be charged to and paid by the party for whose benefit the expenses are incurred, with any expenses that cannot be allocated on such basis to be split equally between the parties.

         8.7 Notices. All notices, requests, claims, demands and other communications required or permitted to be given hereunder will be in writing and will be delivered by hand or telecopied or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and will be deemed given when so delivered by hand or telecopied, or three business days after being so mailed (one business day in the case of express mail or overnight courier service). All such notices, requests, claims, demands and other communications will be addressed as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

                  (a)      If to Crane:

                           Crane Co.
                           100 First Stamford Place
                           Stamford, CT  06902
                           Attention: Augustus I. duPont
                           Telecopy:  (203) 363-7350

                  (b)      If to Huttig:

                           Huttig Building Products, Inc.
                           14500 South Outer Forty Road
                           Suite 400
                           Chesterfield, MO  63017
                           Attention: Gregory D. Lambert
                           Telecopy:  (314) 216-2601

         8.8 Consent to Jurisdiction. Each of Crane and Huttig irrevocably submits to the exclusive jurisdiction of (i) the Court of Chancery in and for the State of Delaware and the Superior Court in and for the State of Delaware and (ii) the United States District Court for the District of Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated thereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts). Each of Crane and Huttig further agrees that service of any process, summons, notice or document hand delivered or sent by U.S. registered mail to such party's respective address set forth in Section 8.6 will be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. Each of Crane and Huttig irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in (i) the Court of Chancery in and for the State of Delaware and the Superior Court in and for the State of Delaware or (ii) the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         8.9 Amendments. This Agreement cannot be amended, modified or supplemented except by a written agreement executed by Crane and Huttig.

         8.10 Assignment. Neither party to this Agreement will convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party in its sole and absolute discretion, except that other than as expressly provided herein any party may (without obtaining any consent) assign any of its rights hereunder to a successor to all or any part of its business. Any such conveyance, assignment or transfer requiring the prior written consent of another party which is made without such consent will be void ab initio. No assignment of this Agreement will relieve the assigning party of its obligations hereunder.

         8.11 Captions. The article, section and paragraph captions herein and the table of contents hereto are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof. Unless otherwise specified, all references herein to numbered articles or sections are to articles and sections of this Agreement and all references herein to annexes or schedules are to annexes and schedules to this Agreement.

         8.12 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby. If the economic or legal substance of the matters contemplated hereby is affected in any manner adverse to any party as a result thereof, the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

         8.13 Parties in Interest. This Agreement is binding upon and is for the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not made for the benefit of any Person not a party hereto, and no Person other than the parties hereto or their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by reason of this Agreement.

         8.14 Schedules. All annexes and schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Capitalized terms used in the schedules hereto but not otherwise defined therein will have the respective meanings assigned to such terms in this Agreement.

         8.15 Waivers; Remedies. No failure or delay on the part of either Crane or Huttig in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of either Crane or Huttig of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

         8.16 Further Assurances. As and when requested by either party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such actions as the requesting party may reasonably request with respect to the matters described herein.

         8.17 Counterparts. This Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Employee Matters Agreement to be duly executed as of the day and year first above written.

                                    CRANE CO.


                                    By: /s/ R.S. Evans
                                       -----------------------------------------
                                    Title: Chairman & Chief Executive Officer
                                          --------------------------------------


                                    HUTTIG BUILDING PRODUCTS, INC.

                                    By: /s/ Barry J. Kulpa
                                       -----------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------